Premises and equipment	12 Months Ended
Dec. 31, 2011
Premises and equipment
Premises and equipment

end of	2011	2010

Premises and equipment (CHF million)

Buildings and improvements	4,060	3,944

Land	872	882

Leasehold improvements	2,241	1,958

Software	4,614	3,801

Equipment	3,188	3,092

Premises and equipment	14,975	13,677

Accumulated depreciation	(7,782)	(6,952)

Total premises and equipment, net	7,193	6,725

Depreciation and impairment
in	2011	2010	2009

CHF million

Depreciation	1,078	1,115	1,019

Impairment	87	16	45

In 2011, the estimated useful lives for leasehold and building improvements in Switzerland were increased from five to ten years, based on a change in estimate. The cumulative effect of adopting this change in estimate on January 1, 2011 was a decrease in depreciation expense of CHF 64 million (CHF 56 million after tax).